UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2007
Date of Report (Date of earliest event reported)

CONSTITUTION MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 300 - 1055 West Hastings Street Vancouver, British Columbia, Canada	V6E 2E9
(Address of principal executive offices)	(Zip Code)

(604) 612-4847
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on December 13, 2007, the Board of Directors (the "Board") of Constitution Mining Corp. (the "Company") accepted the resignation of John W. Jardine as the Company's Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer. On the same date, the Board accepted the consent of Kenneth Phillippe to act as the Company's Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer, replacing Mr. Jardine.

Mr. Phillippe is a Chartered Accountant with over 25 years experience working with public companies in the capacities of director, officer, financial advisor or consultant. Mr. Phillippe obtained a Bachelor of Commerce degree from the University of British Columbia in 1976. He articled with Thorne Riddell (now KPMG) and obtained his professional accounting designation in 1981. In 1982 Mr. Phillippe established his own accounting practice. Between February 2000 and August 2005 he served in various positions including director, officer and chair of the audit committee of MDX Medical Inc., a Vancouver-based medical device company. Between January and December 2006 Mr. Phillippe served as chief financial officer of Columbia Goldfields Ltd., a junior gold mining company that is a reporting company under the Exchange Act. Since March 2006 Mr. Phillippe has served as Chief Financial Officer of Exchequer Resource Corp. (TSX-V (NEX)). Since October 2006, Mr. Phillippe has served as Chief Financial Officer and Secretary of Bold Ventures Inc., which was listed on the TSX-V on October 29, 2007. In addition, Mr. Phillippe has served as the Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer of FinMetal Mining Ltd., a reporting company under the Exchange Act, since October 2006.

As a result of the Board's acceptance of the changes described above, the Company's current officers and directors are as follows:
Name	Position
Gary Joseph Artmont	President, Chief Executive Officer, Principal Executive Officer and Director
Daniel Hunter	Chief Operating Officer and Director
Pat Gorman	Director and Chairman of the Board
D. James MacKenzie	Director
Harold Gershuny	Director
Duncan Large	Director
Kenneth Phillippe	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer
David Smith	Vice President of Corporate Communications (not an executive officer position)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONSTITUTION MINING CORP.
DATE: December 13, 2007	"D. James MacKenzie" Name: D. James MacKenzie Title: Director

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